Bruce W. Hogan (SB #66206)
KINGSTON, MARTINEZ & HOGAN
1300 Santa Barbara Street
Santa Barbara, CA 93101
Telephone: (805) 963-9585

Attorneys for Plaintiff,
PETER HOFBAUER

FILED
SANTA BARBARA
SUPERIOR COURT

OCT 2 7 2004

GARY M. BLAIR, EXEC. OFFICER
By ________ ROBERT A. [illegible], Deputy Clerk

SANTA BARBARA SUPERIOR COURT

ANACAPA DIVISION, SANTA BARBARA, CALIFORNIA

PETER HOFBAUER, Plaintiff, vs. TURBODYNE TECHNOLOGIES, INC., and Does 1-50, Defendants.	CASE NO. 1157661 STIPULATION RE: SETTLEMENT, AND ORDER THEREON Date: Dept: Three

On June 15, 2004, this court granted plaintiff's Application for Writ of Attachment in the amount of $370,925.88, conditioned upon plaintiff posting an undertaking in the amount of $400,000. On June 23, 2004, the parties entered into a stipulation that the amount of the writ of attachment would be reduced to $315,000 and the amount of the undertaking would be reduced to $300,000. Plaintiff thereafter posted the required undertaking.

On July 23, 2004, the parties entered into a stipulation that the writ of attachment against defendant, TURBODYNE TECHNOLOGIES, INC. (TTI), would apply as well against TTI's subsidiary, ELECTRONIC BOOSTING SYSTEMS, INC. (EBSI). Plaintiff thereafter served its writ of attachment on defendant's bank and attached the sum of $315,000 pursuant to the writ of attachment.

The parties in this action, plaintiff, PETER HOFBAUER, and defendant, TURBODYNE TECHNOLOGIES, INC., enter into the following stipulation in order to resolve and conclude this matter:

1. Defendant TTI, which is a publicly traded corporation, shall transfer 4,000,000 of its duly authorized and issued shares to plaintiff, free and clear of any restrictions on sale, subject to the terms and conditions of this stipulation;

2. Once those 4,000,000 shares have been delivered by TTI to a publicly licensed broker of plaintiff's choosing and are ready for sale, plaintiff will, by instruction to the Santa Barbara County Sheriff, or, if necessary, an appropriate stipulation filed with this court, release $50,000 to TTI from the funds currently held pursuant to plaintiff's writ of attachment;

3. Plaintiff agrees to sell those shares on the open market, through a publicly licensed stock broker, for the currently available market price, as follows:

1. Plaintiff will sell shares at the rate of no more than 400,000 shares per week until plaintiff has realized $100,000 in net proceeds from sale and not below $.04 per share;

2. Once plaintiff has realized net proceeds of $100,000 from the sale of TTI shares, plaintiff will sell shares at the rate of no more than 200,000 shares per week, and will sell no shares for less than $.04 per share;

4. Once plaintiff has realized net proceeds of $50,000 from the sale of TTI shares, plaintiff will by instruction to the Santa Barbara County Sheriff, or if necessary, stipulation filed with this Court, release $25,000 to TTI from the funds currently held pursuant to plaintiff's writ of attachment;

5. Plaintiff will release another $25,000 to TTI each time plaintiff realizes another $25,000 in net proceeds from the sale of TTI shares. For purposes of this stipulation, the amount of plaintiff's claim is agreed to be $296,088.71 plus interest at the rate of 10% per annum from January 15, 2004 until that claim is paid in full.

6. Plaintiff shall continue selling TTI shares and releasing attachment funds to TTI in this manner until one of the following occurs:

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a. All 4,000,000 shares have been sold by plaintiff and plaintiff's net proceeds do not fully satisfy plaintiff's claim as defined above. In this event, TTI will issue additional TTI shares to plaintiff in blocks of 500,000 shares. Plaintiff will continue to sell these shares and release funds pursuant to the terms of this stipulation until either plaintiff's claim is fully satisfied, in which case paragraph 6(c) below will apply, or six months has elapsed from the date this stipulation is signed, at which time plaintiff has the option to either (1) release the remaining attachment funds to TTI and keep and sell without restriction any of the remaining unsold TTI shares delivered to plaintiff pursuant to this stipulation, or (2) satisfy the balance remaining on his claim, as defined above, from the attachment funds remaining pursuant to paragraph 7 below. If plaintiff elects the latter option, he shall return to TTI any of the remaining unsold TTI shares in his possession. Plaintiff shall notify TTI of his election under this paragraph by providing written notice to TTI's attorney;

b. Plaintiff has been prevented from selling all 4,000,000 shares of TTI stock by the limitations imposed in paragraph 3 above and six months has elapsed from the date this stipulation is signed, at which time plaintiff has the option to select one the alternatives set forth in paragraph 6(a) above; or

c. Plaintiff's claim as defined above has been fully satisfied by the sale of TTI shares. In this event, plaintiff will have released all of the attachment funds to TTI and will be entitled to keep and sell without restriction any of the remaining unsold TTI shares delivered to plaintiff pursuant to this stipulation;

7. In the event that six months has elapsed from the date this stipulation is signed, and, after application of the net proceeds of sale, a portion of plaintiff's claim remains unsatisfied, then plaintiff, upon the latter option described in paragraph 6(a) or (b), shall be entitled to satisfy the remainder of his claim from the remaining funds held subject to plaintiff's writ of attachment as follows:

a. Plaintiff shall, at the time he notifies TTI's attorney in writing of his election of the latter option under paragraph 6(a) or (b), shall provide an accounting which identifies the balance remaining due on his claim and a stipulation for TTI's signature releasing to plaintiff either (1) all of the attachment funds on hand (if the balance exceeds the attachment funds remaining) or (2) the balance

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10/25/04

a. All 4,000,000 shares have been sold by plaintiff and plaintiff's net proceeds do not fully satisfy plaintiff's claim as defined above. In this event, TTI will issue additional TTI shares to plaintiff in blocks of 500,000 shares. Plaintiff will continue to sell these shares and release funds pursuant to the terms of this stipulation until either plaintiff's claim is fully satisfied, in which case paragraph 6(c) below will apply, or six months has elapsed from the date this stipulation is signed, at which time plaintiff has the option to either (1) release the remaining attachment funds to TTI and keep and sell without restriction any of the remaining unsold TTI shares delivered to plaintiff pursuant to this stipulation, or (2) satisfy the balance remaining on his claim, as defined above, from the attachment funds remaining pursuant to paragraph 7 below. If plaintiff elects the latter option, he shall return to TTI any of the remaining unsold TTI shares in his possession. Plaintiff shall notify TTI of his election under this paragraph by providing written notice to TTI's attorney;

b. Plaintiff has been prevented from selling all 4,000,000 shares of TTI stock by the limitations imposed in paragraph 3 above and six months has elapsed from the date this stipulation is signed, at which time plaintiff has the option to select one the alternatives set forth in paragraph 6(a) above; or

c. Plaintiff's claim as defined above has been fully satisfied by the sale of TTI shares. In this event, plaintiff will have released all of the attachment funds to TTI and will be entitled to keep and sell without restriction any of the remaining unsold TTI shares delivered to plaintiff pursuant to this stipulation;

7. In the event that six months has elapsed from the date this stipulation is signed, and, after application of the net proceeds of sale, a portion of plaintiff's claim remains unsatisfied, then plaintiff, upon the latter option described in paragraph 6(a) or (b), shall be entitled to satisfy the remainder of his claim from the remaining funds held subject to plaintiff's writ of attachment as follows:

a. Plaintiff shall, at the time he notifies TTI's attorney in writing of his election of the latter option under paragraph 6(a) or (b), shall provide an accounting which identifies the balance remaining due on his claim and a stipulation for TTI's signature releasing to plaintiff either (1)all of the attachment funds on hand (if the balance exceeds the attachment funds remaining) or (2) the balance

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10/25/04

Dated: October 26, 2004

TURBODYNE TECHNOLOGIES, INC.

By ______________________
ANDREW MARTYN-SMITH, President

Additional signatures appear on the following page

Approved as to form:
Dated: October 26, 2004

KINGSTON, MARTINEZ & HOGAN, LLP

By ______________________
BRUCE W. HOGAN
Attorneys for Plaintiff,
PETER HOFBAUER

Dated: October 26, 2004

REETZ, FOX & BARTLETT, LLP

By ______________________
RANDALL FOX
Attorneys for Defendant,
TURBODYNE TECHNOLOGIES, INC.

ORDER

Good cause appearing, IT IS SO ORDERED.

Dated: October 27, 2004

THOMAS P. ANDERLE
____
The Honorable Thomas P. Anderle
Judge of the Superior Court